                                 SCHEDULE 14A
                    INFORMATION REQUIRED IN PROXY STATEMENT


                           SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934
                               (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       PRINCETON NATIONAL BANCORP, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.

     Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                   [LOGO OF PRINCETON NATIONAL BANCORP, INC]


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                APRIL 10, 2001


Dear Shareholder:

The Annual Meeting of Shareholders of Princeton National Bancorp, Inc., a Delaware corporation, will be held at The Galleria, 1659 North Main Street, Princeton, Illinois, on Tuesday, April 10, 2001 at 10:00 a.m., for the following purposes:

     (1)  To elect three directors for a term of three years; and

     (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on February 23, 2001 will be entitled to notice of and to vote at the meeting.

     The Company's Annual Report to Shareholders for the year ended December 31, 2000 is enclosed.

IMPORTANT! TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING, PLEASE VOTE, SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED IF THE PROXY IS MAILED IN THE UNITED STATES.


                                   Lou Ann Birkey
                                   Vice President - Investor Relations
                                   and Corporate Secretary

Princeton, Illinois
March 5, 2001

                   [LOGO OF PRINCETON NATIONAL BANCORP, INC]



                                PROXY STATEMENT

This Proxy Statement and the accompanying proxy card are being furnished in connection with the solicitation of proxies by the Board of Directors of Princeton National Bancorp, Inc. (the "Company") (Nasdaq: PNBC), from holders of the Company's outstanding shares of common stock, par value $5.00 per share (the "Common Stock"), for use at the 2001 Annual Meeting of Shareholders (the "Annual Meeting") to be held on April 10, 2001 at The Galleria, 1659 North Main Street, Princeton, Illinois, or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting and in this Proxy Statement. The Company will bear the costs of soliciting proxies from its shareholders. In addition to soliciting proxies by mail, directors, officers and employees of the Company, without receiving additional compensation therefor, may solicit proxies by telephone or in person. This Proxy Statement and form of proxy are first being mailed to the Company's shareholders on or about March 5, 2001.

Voting at the Annual Meeting

The close of business on February 23, 2001 has been fixed as the record date for the determination of shareholders of the Company entitled to notice of and to vote at the Annual Meeting. As of the close of business on that date, 3,343,771 shares of Common Stock were outstanding and are entitled to vote at the Annual Meeting.

Each proxy that is properly voted, signed and received prior to the Annual Meeting will, unless such proxy has been revoked, be voted in accordance with the instructions on such proxy. If no instructions are indicated, proxies will be voted "for" the election of all nominees named in the proxy and in the discretion of the persons named in the proxy on such other matters as may properly come before the Annual Meeting. Any shareholder has the right to revoke a proxy at any time prior to its exercise at the Annual Meeting. A proxy may be revoked by properly executing and submitting to the Company a later-dated proxy or by mailing written notice of revocation to Princeton National Bancorp, Inc., 606 South Main Street, Princeton, Illinois 61356, Attention: Lou Ann Birkey, Vice President - Investor Relations and Corporate Secretary. A shareholder may also revoke a proxy by appearing at the Annual Meeting and voting in person. Proxies are valid only for the meeting specified therein, or any adjournment of such meeting.

A quorum of shareholders is necessary to take action at the Annual Meeting. A majority of the outstanding shares of Common Stock, represented in person or by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the judges of election appointed for the meeting. The judges will determine whether a quorum is present and will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Under certain circumstances, a broker or other nominee may have discretionary authority to vote shares of Common Stock, if instructions have not been received from the beneficial owner or other person entitled to vote. If a broker or other nominee indicates on the proxy that it does not have instructions or discretionary authority to vote certain shares of Common Stock on a particular matter, those shares will not be considered as present for purposes of determining whether a quorum is present or whether a matter has been approved.

The three nominees for director who receive the greatest number of votes cast in person or by proxy at the Annual Meeting shall be elected directors of the Company.

Shares of Common Stock of the Company will be voted as specified. If no specification is made, shares will be voted FOR the nominees for director named below and IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES as to any other matters which may properly come before the meeting.


                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

The Company's Board of Directors is currently composed of eleven directors who are divided into three classes. One class is elected each year for a three-year term. At the Annual Meeting, Messrs. Hutchinson, Lasier, and Samet will be nominated to serve in Class III until the Annual Meeting of Shareholders to be held in 2004 and until their successors have been duly elected and qualified.

All of the nominees are currently serving as directors of the Company. Each of the nominees has agreed to serve as a director, if elected, and the Company has no reason to believe that any nominee will be unable to serve. In the event of the refusal or inability of any nominee for director of the Company to serve as a director, the persons named in the accompanying form of proxy shall vote such proxies for such other person or persons as may be nominated as directors by the Board of Directors of the Company, unless the number of directors shall have been reduced by the Board.

The principal occupation of each person nominated for election as a director, and each director continuing in office, his age, the year in which he first became a director and the number of shares of Common Stock that such person beneficially owned as of February 23, 2001 are listed below. Except as set forth below, the nature of each director's beneficial ownership is sole voting and investment power. All of the nominees and directors continuing in office, other than Messrs. Ervin Pietsch and John Ernat, also served on the Board of Directors of the Company's wholly-owned subsidiary, Citizens First National Bank ("Citizens Bank") during 2000.

The Board of Directors unanimously recommends that shareholders vote "FOR" the election of the three nominees listed below.

                                                                                     Amount of Shares
                                                                                      of Common Stock
                                       Principal                                    Beneficially Owned     Percent
                                       Occupation                       Director       and Nature of      of Common
                                   During Past 5 Years           Age      Since    Beneficial Ownership     Stock
                                   -------------------           ---    --------   --------------------   ---------
Class III Nominees For Three-Year Terms

Dr. Harold C. Hutchinson, Jr.      Retired dentist               68       1989           17,201/1/            *

Thomas R. Lasier                   Retired in 1993 as            65       1983           28,000/2/            *
                                   President and General
                                   Manager of LCN
                                   Closers, a division of
                                   Ingersoll-Rand that
                                   manufactures hardware

Stephen W. Samet                   President and General         56       1986            9,477/3/            *
                                   Manager of WZOE, Inc.,
                                   a commercial radio
                                   broadcasting company

Class I Continuing Directors -- Terms Expire in 2002

Craig O. Wesner                    Manager of Ag View            60       1997            8,735               *
                                   FS, Inc., a farm supply
                                   cooperative

Don S. Browning                    President of Browning         60       1983           13,187               *
                                   Ford, Inc., a Ford new
                                   car and truck
                                   dealership, and
                                   President of Browning
                                   Chrysler, Inc., a
                                   Chrysler new car and
                                   truck dealership

Donald E. Grubb                    Farmer                        60       1991           11,155/4/            *

Ervin I. Pietsch                   Vice President, Quality       60       1994            6,450               *
                                   & Engineering, Ideal
                                   Industries, Inc.

Class II Continuing Directors - Terms Expire in 2003

John R. Ernat                      Farmer                        52     1994        7,293/5/        *

Tony J. Sorcic                     President and Chief           47     1986       22,516/6/        *
                                   Executive Officer of the
                                   Company

Thomas M. Longman                  President of DBP, Inc.,       50     1991       11,365/7/        *
                                   a supplier of business
                                   forms and office
                                   products

James B. Miller                    Executive Vice                45     2000       18,762/8/        *
                                   President of the
                                   Company

*   Less than 1%

All directors and executive officers of the Company, as a group, beneficially own 154,141 shares of Common Stock, or 4.61% of the outstanding Common Stock.

/1/ Includes 15,851 shares held in trust for which Dr. Hutchinson is the trustee and beneficiary.

/2/ Includes 675 shares held in trust for which Mr. Lasier is the trustee and beneficiary and 6,750 shares held by his wife.

/3/ Includes 364 shares held by his wife and 201 shares held by his son.

/4/ Includes 1,237 shares held by his wife.

/5/ Includes 300 shares held by his wife.

/6/ Includes 2,396 shares held by his wife and 1,016 shares held by, or in custody for, his sons

/7/ Includes 1,550 shares held by his wife.

/8/ Includes 8,275 shares held by his wife; 225 shares held by, or in custody for, his son; and 75 shares held by, or in custody for, his stepson.

Board of Directors' Meetings and Committees

The Board of Directors held 7 meetings during 2000. The Board of Directors has an Executive Committee and an Audit Committee and the Board as a whole operates as a committee to nominate directors. Each director of the Company attended at least 75% of the meetings of the Board of Directors and the Committees on which he served, except for Don S. Browning and Stephen W. Samet who each attended 64% of the meetings.

The Executive Committee is authorized, to the extent permitted by law, to act on behalf of the Board of Directors of the Company in the interim between meetings of the Board. Directors Thomas R. Lasier, Don S. Browning, Tony J. Sorcic and Stephen W. Samet are members of the Executive Committee. The Committee met 3 times during 2000.

The Audit Committee has the responsibility for reviewing the scope of internal and external audit procedures, reviewing the results of internal and external audits conducted with respect to the Company and Citizens Bank, and periodically reporting on such results to the Board of Directors. Directors Don S. Browning, Stephen W. Samet and Craig O. Wesner are members of the Audit Committee. The Committee met 4 times during 2000.

The Board of Directors of Citizens Bank held 24 meetings during 2000. The Board of Directors of Citizens Bank has Auditing & Accounting, Trust Auditing & Accounting, Loan, Trust & Farm Management, Marketing & Sales Management, CRA & Compliance, Personnel Policy & Salary, Executive, and Funds Management Committees. The Committees collectively held a total of 41 meetings during 2000. Each director of the Company attended at least 75% of the meetings of the Board of Directors and the Committees on which he served, except Stephen W. Samet who attended 70% of the meetings.

Compensation of Directors

Each director of the Company who is not also an employee of the Company or an employee or director of Citizens Bank received a $250 fee for each Board meeting attended. Each director of the Company who is also a director of Citizens Bank and who is not an employee of the Company or Citizens Bank received a $100 fee for each Board meeting of the Company attended in 2000. Each director of the Company, other than Messrs. Pietsch and Ernat, is also a director of Citizens Bank. In addition, in 2000, each non-employee director of the Company was awarded a grant of 1,000 stock options under the Princeton National Bancorp, Inc. Stock Option Plan. The options vest over three years at a rate of 1/3 per year, have an exercise price of $11.94, and expire on December 26, 2010.

During 2000, each director of Citizens Bank who is not also an employee was paid a retainer ($11,500 per annum) plus a fee for each Board and committee meeting attended. Each director of Citizens Bank who is not also an employee, other than the Chairman of the Board, received a $50 fee for each Citizens Bank Board meeting and committee meeting attended in 2000. The Chairman of the Board of Citizens Bank received a $100 fee for each meeting of the Board attended in 2000.

                            EXECUTIVE COMPENSATION

Summary

The following table summarizes compensation for services to the Company and Citizens Bank for the years ended December 31, 2000, 1999, and 1998 paid to or earned by the Chief Executive Officer of the Company and the other executive officer of the Company whose salary and bonus exceeded $100,000 for the year ended December 31, 2000.

                          Summary Compensation Table

     ====================================================================================================
       Name and Principal              Annual                    Long-Term
            Position        Year    Compensation                Compensation
     ====================================================================================================
                                                                                        All Other
                                      Salary($)   Bonus($)         Awards            Compensation($)/1/
     ====================================================================================================
                                                             Securities Underlying
                                                                  Options (#)
     ====================================================================================================
      Tony J. Sorcic        2000      211,172     31,676            16,000                 21,227
      President and         1999      204,348          0             8,000                 11,211
      Chief Executive       1998      189,859          0             6,000                 11,955
      Officer
     ====================================================================================================
      James B. Miller       2000      121,638     18,673             2,200                 15,500
      Executive Vice        1999      113,638          0               800                  8,048
      President             1998      108,001          0               500                  8,317
     ====================================================================================================

/1/ The compensation reported represents Company matching contributions to the Company 401(k) Plan and Company contributions to the Profit Sharing Plan.

The following tables present information about stock options granted to executive officers in 2000 and information about options held by such officers as of December 31, 2000.

                             Individual Grants (1)
                   -------------------------------------------
                                    % of Total
                     Number of       Options                       Exercise
                      Options       Granted to       FMV at          Price       Expiration
      Name          Granted (2)     Employees      Grant Date     (Per Share)       Date
---------------    -------------   ------------   ------------   -------------  ------------
Tony J. Sorcic         16,000          52%           $11.94          $11.94      12/26/2010
James B. Miller         2,200           7%           $11.94          $11.94      12/26/2010

                                     Potential Realizable Value at Assumed
                                    Annual Rates of Stock Price Appreciation
                                        For Option Term (10 Years) (3)
                    -----------------------------------------------------------

                                    5%                                      10%
                    ---------------------------------    -------------------------------------------
                                          Aggregate
                     Potential Price      Potential       Potential Price           Aggregate
                      Per Share at        Realizable       Per Share at        Potential Realizable
     Name              Expiration           Value           Expiration                Value
---------------     -----------------    ------------    -----------------    ----------------------
Tony J. Sorcic            $19.45           $120,144           $30.97                 $304,469
James B. Miller           $19.45           $ 16,520           $30.97                 $ 41,864

(1) Options become exercisable over three years at the rate of one-third per year, commencing one year after the date of grant, subject to acceleration in the event of a change in control of the Company.

(2) Options were granted pursuant to a Stock Option Agreement between the Company and Messrs. Sorcic and Miller. For more information, see "Compensation Committee Report".

(3) Potential realizable value is presented net of the option exercise price but before any federal or state income taxes associated with exercise. These amounts reflect certain assumed rates of appreciation set forth in the Securities and Exchange Commission's executive compensation disclosure rules. Actual gains, if any, on stock option exercises depend on future performance of the Common Stock and overall market conditions.

                      Option Exercises and Fiscal Year-End Values for the Year Ended December 31, 2000
                      --------------------------------------------------------------------------------

                                                                                  Value of Unexercised
                                                   Number of Unexercised              In-the-Money
                      Shares          Value             Options at                     Options at
                   Acquired on      Realized            FY-End (#)                     FY-End ($)
      Name         Exercise (#)        ($)       Exercisable/Unexercisable     Exercisable/Unexercisable/1/
---------------   --------------   ----------   ---------------------------   ------------------------------
Tony J. Sorcic           0              0               6,667/23,333                   $2,160/$5,280
James B. Miller          0              0                 601/2,899                    $  216/$564

(1) The closing price of the Common Stock on December 31, 2000 was $12.00.

Employment Agreements

Mr. Sorcic has an employment agreement with the Company, effective October 23, 2000, which provides for his full-time employment in his present capacity at a base compensation of $211,172 per year, or such increased amount as the Board of Directors of Citizens Bank may determine, plus fringe and health and welfare benefits. His term of employment is continuously extended so as to have a remaining term of two years, unless terminated sooner as a result of good cause or for good reason (each as defined in the Agreement).

Upon certain changes in control of the Company or Citizens Bank, Mr. Sorcic would be entitled to receive a lump sum payment equal to the greater of his monthly salary times twenty-four or the balance of the term under the Agreement (the "Severance Period"). Mr. Sorcic also would be entitled to receive all benefits accrued under any incentive and retirement plan of the Company and, during the Severance Period, he and his dependents would continue to be covered by all welfare plans of the Company.

Mr. Miller has an employment agreement with the Company, effective January 8, 2001, which provides for his full-time employment in his present capacity at a base compensation of $124,488 per year, or such increased amount as the Board of Directors of Citizens Bank may determine, plus fringe and health and welfare benefits. His term of employment is continuously extended so as to have a remaining term of fifteen months, unless terminated sooner as a result of good cause or for good reason (each as defined in the Agreement).

Upon certain changes in control of the Company or Citizens Bank, Mr. Miller would be entitled to receive a lump sum payment equal to the greater of his monthly salary times fifteen or the balance of the term under the agreement (the "Severance Period"). Mr. Miller also would be entitled to receive all benefits accrued under any incentive and retirement plan of the Company and, during the Severance Period, he and his dependents would continue to be covered by all welfare plans of the Company.

Compensation Committee Report

The Company does not have a Compensation Committee of the Board of Directors. During 2000, the Board of Directors established the compensation procedures and policies and determined the compensation of the President and Chief Executive Officer of the Company. The Chief Executive Officer of the Company is also the President of Citizens Bank and, as a result, he receives compensation only from Citizens Bank for services to the Company and Citizens Bank. During 2000, the Directors' Personnel Policy and Salary Committee of Citizens Bank (the "Committee") established the compensation procedures and policies for Citizens Bank and determined the compensation of all of the executive officers of Citizens Bank. Messrs. Thomas R. Lasier, Stephen W. Samet, Craig O. Wesner and Tony J. Sorcic were members of the Committee during 2000. All decisions by the Committee are reviewed and approved by the Board of Directors of Citizens Bank.

The compensation philosophy and objectives of the Company and Citizens Bank include attracting and retaining the best possible executive talent, motivating executive officers to achieve the performance objectives of the Company and Citizens Bank, rewarding individual performance and contributions, and linking executive and shareholder interests.

Annual executive compensation consists of two components: base salary and bonus, each of which is intended to complement the other and, taken together, to satisfy the compensation objectives of the Company and Citizens Bank, as the case may be. The Committee annually considers the job performance of the officers and the average salaries as published by the Illinois Bankers

Association and the Bank Administrative Institute of all of those persons holding comparable positions at comparably-sized bank holding companies and banks, as the case may be, in determining each officer's base salary. The base salaries of the officers are targeted at the average base salary levels of the comparative compensation group. The banks included in the Illinois Bankers Association and Bank Administrative Institute publications are not the same as the banks quoted in The NASDAQ Stock Market.

Bonuses are awarded to the President and Chief Executive Officer of the Company and the executive officers of Citizens Bank, based on a point system established by the Committee. These individuals earn points as a result of deposit growth, loan growth, and improvements in income, operating expenses, and return on equity. The points earned determine the percentage to be paid as a bonus.

The long-term incentive utilized is the Princeton National Bancorp, Inc. Stock Option Plan. Eligible participants include all directors and employees of the Company, including the Chief Executive Officer and all executive officers of the Company. The Plan was approved by the shareholders of the Company in 1998.
With respect to options granted in 1998, 1999 and 2000, each option period is for ten (10) years and granted options only become vested over a three-year period. The number of shares covered by unexercised options held by the executive officers are shown in the table above titled "Option Exercises and Fiscal Year-End Values for the Year Ended December 31, 2000". In the opinion of the Committee and the Board of Directors, the Plan promotes the alignment of Management and shareholder interests and will result in executive officers of the Company being sufficient shareholders to encourage long-term performance and Company growth.

This report is submitted on behalf of the Board of Directors of the Company:
Don S. Browning, John R. Ernat, Donald E. Grubb, Thomas M. Longman, Dr. Harold
C. Hutchinson, Jr., Thomas R. Lasier, James B. Miller, Ervin I. Pietsch, Stephen W. Samet, Tony J. Sorcic and Craig O. Wesner.

COMMON STOCK PRICE PERFORMANCE GRAPH

The following Common Stock price performance graph compares the monthly change in the Company's cumulative total shareholder returns on its Common Stock, assuming the Common Stock was purchased on January 1, 1995 and sold on December 31, 2000, with the cumulative total return of stocks included in the S & P 500, the SNL Midwest Bank Stock Index, and financial stocks traded on The NASDAQ Stock Market for the same period. The amounts shown assume the reinvestment of dividends.

--------------------------------------------------------------------------------
                       Princeton National Bancorp, Inc.
--------------------------------------------------------------------------------

                           Total Return Performance

                                    [GRAPH]

                                                                      Period Ending
                                  ---------------------------------------------------------------------------------------
Index                                12/31/95       12/31/96       12/31/97       12/31/98       12/31/99       12/31/00
-------------------------------------------------------------------------------------------------------------------------
Princeton National Bancorp, Inc.       100.00         111.00         160.21         151.03         105.09         117.11
S&P 500                                100.00         122.86         163.86         210.64         254.97         231.74
NASDAQ Financial Index*                100.00         128.36         196.31         190.73         189.46         207.03
SNL Midwest Bank Index                 100.00         136.05         220.58         234.63         184.35         223.24


* Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago 2001.
Used with permission. All rights reserved. crsp.com.

SNL Securities LC
(C) 2001

The Company's Common Stock began trading on The NASDAQ Stock Market under the symbol PNBC on May 8, 1992. On December 31, 2000 and February 23, 2001, the Record Date, the bid prices for the Common Stock as quoted on NASDAQ-Amex Online were $12.00 and $14.69, respectively.

AUDIT COMMITTEE REPORT

     The Company's Audit Committee is comprised of three directors (Messrs. Browning, Samet, and Wesner). Each of the members of the Audit Committee is independent under the definition contained in Rule 4200(a)(15) of the NASD's listing standards. The Board of Directors has adopted a written charter for the Audit Committee, which is included as an Appendix to this Proxy Statement.

     In connection with the audited consolidated financial statements contained in the Company's 2000 Annual Report on Form 10-K for the fiscal year ended December 31, 2000, the Audit Committee reviewed and discussed the audited financial statements with Management and KPMG LLP. The Audit Committee discussed with KPMG LLP the matters required to be discussed by the Statement on Accounting Standards No. 61 (SAS 61) (Codification of Statements on Auditing Standards, AU (S) 380). The Audit Committee has also received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with them their independence.

     Based on the review and discussions, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

                              THE AUDIT COMMITTEE

       Stephen W. Samet       Craig O. Wesner          Don S. Browning


AUDIT FEES. KPMG LLP has billed a total amount of $97,500 for professional services rendered for the audit of the Company's annual financial statements as of December 31, 2000, and the reviews of the financial statements included in the Company's Forms 10-Q for the 2000 fiscal year.

ALL OTHER FEES. KPMG LLP has billed a total amount of $19,800 for professional services rendered in connection with other matters requested by the Company.

The Audit Committee of the Board of Directors of the Company considers that the provision of the services referenced above to the Company is compatible with maintaining independence of KPMG LLP.

CERTAIN TRANSACTIONS

Several of the Company's directors and their affiliates, including corporations and firms of which they are officers or in which they or members of their families have an ownership interest, are customers of Citizens Bank. These persons, corporations and firms have had transactions in the ordinary course of business with Citizens Bank, including borrowings of material amounts, all of which, in the opinion of Management, were on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated persons and did not involve more than the normal risk of collectibility or present other unfavorable features. It is the policy of Citizens Bank not to extend credit to executive officers thereof.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely upon its review of Forms 3, 4 and 5 and any amendment thereto furnished to the Company pursuant to Rule 16a-3(e) of the Securities Exchange Act of 1934, as amended, and written representations from the directors and executive officers that no other reports were required, the Company is not aware of any director, officer or beneficial holder of 10% of its Common Stock that failed to file any such reports on a timely basis during 2000, except as follows: Thomas R. Lasier filed one report late.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of February 23, 2001, the only persons or groups who are known to the Company to be the beneficial owners of more than 5% of the Common Stock were:

===================================================================================================
                                                 Amount and Nature of
Name and Address of Beneficial Owner             Beneficial Ownership        Percent of Class
===================================================================================================
Tontine Management, L.L.C
200 Park Avenue, Suite 3900
New York, NY 10166                                              170,650                      5.10%
===================================================================================================
Wellington Management Company, LLP
75 State Street
Boston, MA 02109                                                221,650                      6.63%
===================================================================================================

2002 ANNUAL MEETING

Any shareholder who intends to present a proposal (a "Proponent") at the 2002 Annual Meeting of Shareholders must submit the proposal in writing to the Company on or before November 5, 2001, in order for the proposal to be eligible for inclusion in the Company's proxy statement and form of proxy for that meeting. In addition, pursuant to Rule 14a-4 of Regulation 14A under the Securities Exchange Act of 1934 and the Company's Bylaws, a shareholder must follow certain procedures to nominate persons for Director or to introduce an item of business at an Annual Meeting of Shareholders. The nomination or proposed item must be delivered to or mailed to and received no later than the close of business on the 120/th/ day nor earlier than the close of business on the 150/th/ day prior to the anniversary of the mailing date of the proxy statement for the preceding year's annual meeting. The chairman of the meeting may refuse to allow the transaction of any business not presented beforehand, or to acknowledge the nomination of any person not made in compliance with the following procedures.

Proposed Item of Business

If the notice is regarding a proposed item of business, such shareholder's notice to the Secretary of the Company must contain the following information:

As to any business the shareholder proposes to bring before the annual meeting,
 .    a brief description of the business desired to be brought;
 .    the reasons for conducting such business at the annual meeting;
 .    any material interest in such business of the shareholder; and the beneficial owner, if any, on whose behalf the proposal is made;
 .    the name and address of both the shareholder and the beneficial owner; and
 .    the class and number of shares of the Company's capital stock that are owned beneficially and of record by the shareholder and the beneficial owner.

Nomination of Director

If the notice is regarding the nomination of a person for Director, such shareholder's notice to the Secretary of the Company must contain the following information:

As to each person whom the shareholder proposes to nominate for election as a director,
 .    name, age, business address and residential address;
 .    principal occupation or employment;
 .    class and number of shares of Company stock beneficially owned on the date of the notice; and
 .    any other information relating to the nominee that would be required to be disclosed on Schedule 13D under the Securities and Exchange Act of 1934.

As to the shareholder giving the notice,
 .    name and address of shareholder, and name, business and residential address of any other beneficial shareholders known by the shareholder to support the nominee; and
 .    class and number of shares of Company stock owned by the shareholder on the date of the notice, and the number of shares beneficially owned by other record or beneficial shareholders known by the shareholder to be supporting the nominee.

OTHER MATTERS

Management of the Company does not intend to present any other matters for action at the annual meeting, and the Management has not been informed that other persons intend to present any other matters for action at the meeting. However, if any other matters should properly come before the meeting, the persons named in the accompanying proxy intend to vote thereon, pursuant to the proxy, in accordance with the recommendation of the Management of the Company.

                              By Order of the Board of Directors,


                              /s/ Lou Ann Birkey

                              Lou Ann Birkey
                              Vice President - Investor Relations
                              and  Corporate Secretary
March 5, 2001

                                                                        APPENDIX
                                                                        --------


                            AUDIT COMMITTEE CHARTER
                            -----------------------


           Charter of the Audit Committee of the Board of Directors
                      of Princeton National Bancorp, Inc

     Audit Committee Purpose

     The Audit Committee is appointed by the Board of Directors of Princeton National Bancorp, Inc to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

     . Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting and legal compliance.

     . Monitor the independence and performance of the Company's independent auditors and internal auditing department.

     . Provide an avenue of communication among the independent auditors, Management, the internal auditing department, and the Board of Directors.

     The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

  .  Audit Committee Composition and Meetings

     Audit Committee members shall meet the requirements of the National Association of Securities Dealers, Inc. (NASD). The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be an independent nonexecutive director, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

     Audit Committee members shall be appointed annually at the organizational meeting of the full Board. One of the members of the Committee will be appointed Committee Chair by the Board.

     The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with Management, the director of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with Management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

     III  Audit Committee Responsibilities

          Review Procedures
          -----------------

          1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with Securities and Exchange Commission regulations.

          2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with Management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

          3. In consultation with the Management, the independent auditors, and the internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps Management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with Management's responses.

          4. Review with financial Management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61. The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

          Independent Auditors
          --------------------

          5. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

          6. Approve the fees and other significant compensation to be paid to the independent auditors.

          7. On an annual basis, the Committee shall receive and review a formal written statement from its independent auditors delineating all relationships between the auditors and the Company, consistent with Independence Standards Board Standard No. 1, and shall discuss with the independent auditors all relationships and services they have with the Company that could impair the auditors' independence.

          8. Review the independent auditors audit plan - discuss scope, staffing, locations, reliance upon Management, and internal audit and general audit approach.

          9. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with SAS 61.

          10. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

          Internal Audit Department and Legal Compliance
          ----------------------------------------------

          11. Review the budget, plan, changes in plan, activities, organizational structure, and qualifications of the internal audit department, as needed.

          12. Review the appointment, performance, and replacement of the senior internal audit executive.

          13. Review significant reports prepared by the internal audit department together with Management's response and follow-up to these reports.

          14. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

          Other Audit Committee Responsibilities
          --------------------------------------

          15. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

          16. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

          17. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

                                   [LOGO OF]
                                  Princeton
                            NATIONAL BANCORP, INC.


              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                      FOR ANNUAL MEETING OF SHAREHOLDERS
                                April 10, 2001
                 - Please vote, sign, and return immediately -

The undersigned hereby appoints Lawrence DeVore, Roger Swan and John Isaacson, or any of them, as the attorneys and proxies of the undersigned, with full power of substitution, to represent and vote all shares of common stock of Princeton National Bancorp, Inc. (the "Company"), standing in the name of the undersigned at the close of business on February 23, 2001, at the Annual Meeting of Shareholders of the Company to be held at The Galleria, 1659 North Main Street, Princeton, Illinois, at 10 a.m., on Tuesday, April 10, 2001 or at any adjournment or postponement thereof, with all the powers that the undersigned would possess if personally present, on all matters coming before said meeting, as follows:

(1)  Election of directors


_____ I/We vote FOR all nominees listed           _____ I/We WITHHOLD AUTHORITY to vote for
      below (other than any nominee whose               all nominees listed below
      name has been lined out)

                                CLASS III (2004)

                         Dr. Harold C. Hutchinson, Jr.
                               Thomas R. Lasier
                               Stephen W. Samet

YOU MAY WITHHOLD AUTHORITY TO VOTE FOR ANY OF THE ABOVE-NAMED NOMINEES BY LINING OUT THAT NOMINEE'S NAME.

(2) In their discretion, upon such other matters as may properly come before the Annual Meeting.

This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR the nominees listed above.

Please vote, date and sign this proxy and return it in the enclosed envelope. When signing as an executor, administrator, trustee, guardian, custodian, corporate officer or in any capacity other than individually, give your full title as such. If stock is held jointly, each joint owner should sign this proxy.

                                    Date:
                                         -----------------------------------

                                    ----------------------------------------
                                         (Shareholder's Signature)


                                         (Shareholder's Signature)

The signer hereby revokes all proxies previously given, if any, by the signer to vote at the meeting or any adjournment of the meeting.